Exit cost obligations	12 Months Ended
Dec. 31, 2019
Restructuring and Related Activities [Abstract]
Exit cost obligations
Note 14: Exit cost obligations

During December 2015, the Bank agreed to commence an orderly wind-down of the deposit taking and investment management businesses in the United Kingdom jurisdiction in the Channel Islands and the UK segment as reflected in management segment reporting described in Note 16: Segmented information. In making this determination, the Bank considered the increasing regulatory pressure along with periods of negative profitability and made the determination that an orderly wind-down of the deposit taking and investment management businesses in the UK was prudent for Butterfield as a group. The orderly wind-down was largely completed by the end of 2016 with the change in business operations to mortgage lending services and the change in name from Butterfield Bank (UK) Limited to Butterfield Mortgages Limited. The amounts expensed shown in the following table were included in the consolidated statements of operations as restructuring costs under non-interest expenses.

Related to this orderly wind-down, it was determined that the core banking system utilized in the operations of the UK jurisdiction was impaired (included in premises, equipment and computer software on the consolidated balance sheets). This determination was based upon the realizable value of this software upon completion of the orderly wind-down and was expensed in the year ended December 31, 2015.

	Total exit costs recognized	Total amounts paid	Exit cost liability
	Years 2015 - 2017	Years 2015 - 2017	As at December 31, 2019	As at December 31, 2018
Staff redundancy expenses	3,680	3,680	—	—
Professional services	4,388	4,388	—	—
Lease termination expenses	649	649	—	—
Other expenses	1,504	1,504	—	—
Total	10,221	10,221	—	—